Income Taxes	12 Months Ended
Mar. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
17 - Income Taxes
The components of income before provision for income taxes are as follows:

	Fiscal Year Ended March 31,
(in millions)	2024	2023	2022
United Kingdom	$139	$427	$608
Foreign	73	244	178
Income from continuing operations before income taxes	$212	$671	$786
The (expense) benefit for income taxes consists of the following:

	Fiscal Year Ended March 31,
(in millions)	2024	2023	2022
Current:
United Kingdom	$2	$(87)	$(44)
Foreign	(178)	(94)	(146)
Total current tax (expense) benefit	$(176)	$(181)	$(190)
Deferred:
United Kingdom	$114	$25	$(53)
Foreign	156	9	133
Total deferred tax (expense) benefit	$270	$34	$80
Total income tax (expense) benefit	$94	$(147)	$(110)
A reconciliation of the tax (expense) benefit at the United Kingdom statutory income tax rate to the actual tax (expense) benefit is as follows:

	Fiscal Year Ended March 31,
(in millions)	2024	2023	2022
Income tax (expense) benefit at statutory rate	$(53)	$(127)	$(149)
Foreign tax rate differential	(14)	(2)	8
Research and development tax credits	94	37	25
Change in valuation allowance	(4)	(5)	22
Non-deductible/non-taxable items	(3)	(3)	3
Patent box benefit	(4)	25	69
Impact of U.K. rate change	(3)	(2)	(64)
Withholding tax	(122)	(72)	(32)
Gains exempt from U.K. tax	(3)	2	8
Windfall tax benefit associated with share-based compensation	206	—	—
Income tax (expense) benefit	$94	$(147)	$(110)
Income tax (expense) benefit reported in the Consolidated Income Statements	94	(147)	(110)
Income tax (expense) benefit attributable to discontinued operations	—	—	(28)
For the fiscal years ended March 31, 2024, 2023, and 2022, income tax (expense) benefit was $93.8 million, $(146.8) million, and $(109.7) million, respectively. For the fiscal years ended March 31, 2024, 2023, and 2022, the income tax (expense) benefit as a percentage of income before taxes was 44%, (22)%, and (14)%, respectively.
The effective rate decreased compared to the same period last year primarily due to windfall tax benefits associated with share-based compensation arising in the last quarter of the fiscal year ended March 31, 2024.
The significant components of deferred tax assets and liabilities is as follows:

	As of March 31,
(in millions)	2024	2023
Lease liability	$19	$13
Fixed assets	27	23
Tax losses and R&D tax credits	408	147
Equity investments	9	7
Share-based compensation	28	30
Reserves and other liabilities	23	27
Total gross deferred tax assets	514	247
Less: Valuation allowance	(25)	(21)
Total deferred tax assets, net of valuation allowance	489	226
Right of use assets	(18)	(12)
Acquired intangibles	(5)	(6)
Outside basis differences	(106)	(110)
Hedging reserve	—	(3)
Contract liabilities	(213)	(218)
Total deferred tax liabilities	(342)	(349)
Net deferred tax assets (liabilities)	$147	$(123)
As of March 31, 2024, the Company had a United Kingdom corporate tax loss carryforward of $376.6 million ($94.2 million tax effected) and U.K. R&D Expenditure Credits of $70.6 million. These tax losses have no expiration date. The Company has U.S. federal net operating loss carryforwards of approximately $348.7 million ($73.2 million tax effected) of which $340.1 million has no expiration date and $8.7 million ($1.8 million tax effected) will expire between fiscal years 2033 and 2038 if not utilized. The Company also has a tax asset in respect of state net operating losses of $195.4 million ($12.5 million tax effected, net of federal benefit) which will expire by fiscal year 2044 if not utilized. The Company has U.S. Federal tax credit carryforwards of $120.5 million which will expire between 2033 and 2044. In addition, the Company has state tax credits of $59.9 million ($47.8 million net of federal benefit) of which $26.9 million has no expiration date and $33.0 million will expire between 2033 and 2044.
As of March 31, 2024, the Company has provided a valuation allowance on certain U.K. tax losses and U.S. State research and development tax credits. This is based on an analysis of historical taxable income, the projected reversal of deferred tax liabilities, projected taxable income and tax planning strategies. The Company believes, more likely than not, that it will have sufficient taxable income to utilize its remaining deferred tax assets.
Utilization of the U.S. federal net operating loss and tax credit carryforwards may be subject to annual limitations due to the ownership change limitations provided by the U.S. Internal Revenue Code of 1986, as amended, and similar state provisions. Such annual limitations could result in the expiration of the net operating loss and tax credit carryforwards before their utilization. The events that may cause ownership changes include, but are not limited to, a cumulative stock ownership change of greater than 50% over a three-year period.
The following table reflects changes in gross unrecognized tax benefits:

	Fiscal Year Ended March 31,
(in millions)	2024	2023	2022
Gross unrecognized tax benefits—April 1	$62	$54	$75
Gross increases—tax positions in prior period	5	6	2
Gross decreases—tax positions in prior period	(1)	—	—
Gross increases—tax positions in current period	19	7	6
Settlements	—	(1)	(28)
Lapse of statute of limitations	(1)	(1)	—
Foreign exchange	(1)	(3)	(1)
Gross unrecognized tax benefits— March 31	$83	$62	$54
Included in the balance of unrecognized tax benefits as of March 31, 2024, 2023 and 2022, are $71.9 million, $56.3 million, and $43.6 million, respectively, of tax benefits that, if recognized, would affect the effective tax rate.
The Company recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. The Company recognized expense of $1.8 million, $0.8 million, and $0.7 million for interest and penalties associated to income tax liabilities as of March 31, 2024, 2023 and 2022, respectively. As of March 31, 2024, 2023 and 2022, the Company had total accrued interest and penalties of $15.5 million, $14.2 million, and $15.8 million, respectively, which is included in other non-current liabilities on the Consolidated Balance Sheets.
While the Company believes it has adequately provided for all tax positions, amounts asserted by tax authorities could be greater or less than the position. Accordingly, provisions on federal, state and foreign tax-related matters to be recorded in the future may change as revised estimates are made or the underlying matters are settled or otherwise resolved. As of March 31, 2024, the Company has not identified any positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months.
The Company is subject to taxation in the United Kingdom and various states and foreign jurisdictions. As of March 31, 2024, the Company is no longer subject to examination by the United Kingdom tax authorities for the fiscal years ended March 31, 2018 or earlier. U.S. Federal returns for the calendar year ended December 31, 2003 and later periods are subject to audit with the exception of the calendar years ended December 31, 2010 to December 31, 2012, December 31, 2015 and December 31, 2016.